Exhibit 99.2

Financial Supplement

Table of Contents

Definitions

Condensed Consolidated Balance Sheets as of September 30, 2022 and December 31, 2021

Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2022 and 2021

Condensed Consolidated Statements of Cash Flows for the three and nine months ended September 30, 2022 and 2021

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) for the three and nine months ended September 30, 2022 and 2021

NOI Reconciliations for the three and nine months ended September 30, 2022 and 2021

Same Property NOI Reconciliation

EBITDA Reconciliations for the three and nine months ended September 30, 2022 and 2021

Same Property Revenues

Same Property Statistics – Retail and Flex Properties

Weighted Average Lease Term

Weighted Average Mortgage Payable Maturity

Weighted Average Mortgage Payable Interest Rate

Definitions

Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, and earnings before interest, taxes, depreciation and amortization for real estate ("EBITDA").

While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, we consider NOI, Same Property NOI, and EBITDA, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows:

• NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. NOI presented in this financial supplement includes an adjustment to the Company’s net loss for amortization of above and below market leases and, as a result, varies from NOI presented in the Company’s Annual Report on Form 10-Q for the three and nine months ended September 30, 2022 and 2021.

• Same Property NOI is calculated as the NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented.

• EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt.

NOI, Same Property NOI, Same Property Revenues, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs.

FFO and AFFO Funds from operations (“FFO”), a non-GAAP measure, is an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, Adjusted FFO (“AFFO”), excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO.

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	September 30, 2022	December 31, 2021
	(Unaudited)
ASSETS
Investment properties, net	$77,326,431	$69,407,915
Cash	4,863,963	4,370,405
Restricted cash	2,109,121	3,013,572
Rent and other receivables, net of allowance of $18,219 and $13,010, as of September 30, 2022 and December 31, 2021, respectively	241,819	466,141
Assets held for sale	—	9,846,208
Unbilled rent	985,089	872,322
Intangible assets, net	4,065,995	4,200,392
Other assets	517,263	370,133
Total Assets	$90,109,681	$92,547,088

LIABILITIES
Accounts payable and accrued liabilities	$2,184,854	$1,307,257
Intangible liabilities, net	2,344,281	1,880,612
Mortgages payable, net	61,552,851	54,517,822
Mortgages payable, net, associated with assets held for sale	—	7,615,368
Mandatorily redeemable preferred stock, net	4,392,978	4,227,640
Total Liabilities	$70,474,964	$69,548,699

EQUITY
Common stock, 17,439,947 and 16,052,617 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	$174,399	$160,526
Additional paid-in capital	51,116,997	49,645,426
Offering costs	(3,350,946)	(3,350,946)
Accumulated deficit	(29,754,023)	(24,981,346)
Total Stockholders' Equity	18,186,427	21,473,660
Noncontrolling interests - Hanover Square Property	120,824	146,603
Noncontrolling interests - Parkway Property	482,636	500,209
Noncontrolling interests - Operating Partnership	844,830	877,917
Total Equity	$19,634,717	$22,998,389
Total Liabilities and Equity	$90,109,681	$92,547,088

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021

REVENUE
Retail center property revenues	$1,850,797	$1,494,219	$4,999,089	$4,049,209
Flex center property revenues	610,967	263,586	1,834,200	630,007
Hotel property room revenues	376,560	1,262,406	1,494,836	3,970,548
Hotel property other revenues	2,749	17,932	12,813	38,493
Total Revenue	$2,841,073	$3,038,143	$8,340,938	$8,688,257

OPERATING EXPENSES
Retail center property operating expenses	$491,889	$397,250	$1,384,061	$1,079,014
Flex center property operating expenses	189,720	78,045	511,771	196,849
Hotel property operating expenses	589,311	960,994	1,302,114	2,733,578
Bad debt expense	—	22,818	12,946	26,014
Share based compensation expenses	—	—	233,100	149,981
Legal, accounting and other professional fees	284,463	311,986	1,112,878	1,099,881
Corporate general and administrative expenses	99,323	382,302	335,538	568,479
Loss on impairment	—	—	36,670	—
Impairment of assets held for sale	—	—	175,671	—
Other expense	227,164	—	227,164	—
Depreciation and amortization	1,231,513	937,604	3,509,165	2,361,214
Total Operating Expenses	3,113,383	3,090,999	8,841,078	8,215,010
(Loss) gain on disposal of investment properties	(389,471)	124,641	(389,471)	124,641
Loss on extinguishment of debt	(219,532)	—	(389,207)	—
Operating (loss) income	(881,313)	71,785	(1,278,818)	597,888
Interest expense	989,255	950,770	2,704,835	4,609,198
Net Loss from Operations	(1,870,568)	(878,985)	(3,983,653)	(4,011,310)
Other income	126,434	3,519	251,197	187,278
Net Loss	(1,744,134)	(875,466)	(3,732,456)	(3,824,032)
Less: Net income attributable to Hampton Inn Property noncontrolling interests	—	1,590	—	19,845
Less: Net income (loss) attributable to Hanover Square Property noncontrolling interests	8,468	(4,591)	15,421	(14,398)
Less: Net income attributable to Parkway Property noncontrolling interests	16,782	—	31,027	—
Less: Net (loss) income attributable to Operating Partnership noncontrolling interests	(14,926)	(450)	(20,275)	3,023
Net Loss Attributable to Medalist Common Shareholders	$(1,754,458)	$(872,015)	$(3,758,629)	$(3,832,502)

Loss per share from operations - basic and diluted	$(0.10)	$(0.05)	$(0.22)	$(0.32)

Weighted-average number of shares - basic and diluted	17,439,947	16,052,617	16,972,322	12,106,377

Dividends paid per common share	$0.02	$0.02	$0.06	$0.02

See notes to condensed consolidated financial statements

Medalist Diversified REIT, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine months ended September 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss	$(3,732,456)	$(3,824,032)

Adjustments to reconcile consolidated net loss to net cash flows from operating activities
Depreciation	2,471,365	1,665,203
Amortization	1,037,800	696,011
Loan cost amortization	80,607	80,711
Mandatorily redeemable preferred stock issuance cost and discount amortization	165,338	151,616
Convertible debenture issuance cost, discount and beneficial conversion feature amortization	—	1,718,487
Above (below) market lease amortization, net	(146,068)	(2,350)
Bad debt expense	12,946	26,014
Note payable forgiveness	—	(176,300)
Share-based compensation	233,100	149,981
Impairment of assets held for sale	175,671	—
Loss on impairment	36,670	—
Loss on extinguishment of debt	389,207	—
Loss (gain) on sale of investment property	389,471	(124,641)

Changes in assets and liabilities
Rent and other receivables, net	211,376	53,240
Unbilled rent	(112,767)	(164,977)
Other assets	(147,130)	(91,849)
Accounts payable and accrued liabilities	608,351	485,387
Net cash flows from operating activities	1,673,481	642,501

CASH FLOWS FROM INVESTING ACTIVITIES

Investment property acquisitions	(10,279,714)	(13,152,547)
Capital expenditures	(651,653)	(283,018)
Cash received from disposal of investment properties	2,011,462	2,144,529
Net cash flows from investing activities	(8,919,905)	(11,291,036)

CASH FLOWS FROM FINANCING ACTIVITIES

Dividends and distributions paid	(1,116,660)	(711,899)
Cash paid for lender fees associated with Clemson Best Western sale	(84,900)	—
Repayment of line of credit, short term	—	(325,000)
Proceeds from mortgages payable, net	18,477,304	6,421,870
Repayment of mortgages payable	(11,692,557)	(437,662)
Proceeds from sale of convertible debentures, net of capitalized offering costs	—	1,305,000
Proceeds from sales of common stock, net of capitalized offering costs	1,538,887	10,826,920
Repurchases of common stock, including costs and fees	(286,543)	—
Net cash flows from financing activities	6,835,531	17,079,229

(DECREASE) INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(410,893)	6,430,694
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	7,383,977	5,096,928
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$6,973,084	$11,527,622

CASH AND CASH EQUIVALENTS, end of period, shown in condensed consolidated balance sheets	4,863,963	8,526,063
RESTRICTED CASH including assets restricted for capital and operating reserves and tenant deposits, end of period, shown in condensed consolidated balance sheets	2,109,121	3,001,559
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period shown in the condensed consolidated statements of cash flows	$6,973,084	$11,527,622

Supplemental Disclosures and Non-Cash Activities:

Other cash transactions:
Interest paid	$2,508,654	$2,658,218

Non-cash transactions:
Release of restricted cash related to sale of Clemson Best Western Property	$1,455,777	$—
Capital expenditures accrued as of September 30, 2022	269,246	—
Conversion of convertible debentures and accrued interest to common stock	—	5,058,788
Transfer of investment properties, net to assets held for sale, net	—	9,683,555
Transfer of mortgages payable, net to mortgages payable associated with assets held for sale, net	—	7,592,931
Assumption of mortgage debt, net	—	4,481,600
Transfer of other assets to investment properties, net		384,882
Forgiveness of note payable	—	176,300

See notes to condensed consolidated financial statements

Medalist Diversified REIT

Funds from Operations and Adjusted Funds from Operations

For the Three and September 30, 2022 and 2021

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Funds from operations
Net income (loss)	$(1,744,134)	$(875,466)	$(3,732,456)	$(3,824,032)
Depreciation of tangible real property assets	671,167	522,841	1,890,428	1,325,228
Depreciation of tenant improvements	209,112	121,816	509,558	292,635
Amortization of leasing commissions	26,942	17,012	71,379	47,340
Amortization of intangible assets	324,292	275,935	1,037,800	696,011
Loss (gain) on sale of investment properties	389,471	(124,641)	389,471	(124,641)
Loss on impairment	-	-	36,670	-
Impairment of assets held for sale	-	-	175,671	-
Loss on extinguishment of debt	219,532	-	389,207	-
Funds from operations	$96,382	$(62,503)	$767,728	$(1,587,459)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Adjusted funds from operations
Funds from operations	$96,382	$(62,503)	$767,728	$(1,587,459)
Amortization of above market leases	33,862	67,206	159,388	180,803
Amortization of below market leases	(115,679)	(63,340)	(305,456)	(173,319)
Straight line rent	(54,392)	(21,694)	(112,842)	(164,977)
Capital expenditures	(158,949)	(210,166)	(651,653)	(283,018)
(Increase) decrease in fair value of interest rate cap	(126,127)	201	(246,063)	190
Amortization of loan issuance costs	26,990	20,123	80,607	80,711
Amortization of preferred stock discount and offering costs	56,311	51,637	165,338	151,616
Amortization of convertible debenture discount, offering costs and beneficial conversion feature	—	—	—	1,718,487
Share-based compensation	—	—	233,100	149,981
Bad debt expense	—	22,818	12,946	26,014
Debt forgiveness	—	—	—	(176,300)
Adjusted Funds from operations (AFFO)	$(241,602)	$(195,718)	$103,093	$(77,271)

NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net Operating Income
Net Loss	$(1,744,134)	$(875,466)	$(3,732,456)	$(3,824,032)
Plus: Preferred dividends, including amortization of capitalized issuance costs	156,311	151,637	465,338	451,616
Plus: Legal, accounting and other professional fees	284,463	311,986	1,112,878	1,099,881
Plus: Corporate general and administrative expenses	99,323	382,302	335,538	568,479
Plus: Depreciation expense	907,221	661,669	2,471,365	1,665,203
Plus: Amortization of intangible assets	324,292	275,935	1,037,800	696,011
Less: Net amortization of above and below market leases	(81,817)	(5,968)	(146,068)	(2,350)
Plus: Interest expense, including amortization of capitalized loan issuance costs	832,944	799,133	2,239,497	4,157,582
Plus: Share based compensation expense	-	-	233,100	149,981
Plus: Loss on impairment	-	-	36,670	-
Plus: Impairment of assets held for sale	-	-	175,671	-
Plus: Loss on extinguishment of debt	219,532	-	389,207	-
Less: Other income	(126,434)	(3,728)	(251,197)	(187,773)
Plus: Other expense	227,164	209	227,164	495
Less: Realized loss (gain) on disposal of investment properties	389,471	(124,641)	389,471	(124,641)
Net Operating Income - NOI	$1,488,336	$1,573,068	$4,983,978	$4,650,452

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Components of Net Operating Income
Revenues:
Retail and flex property rental revenues (1)	$2,036,487	$1,477,699	$5,658,183	$3,925,900
Retail and flex property tenant reimbursement revenues	343,460	274,138	1,029,038	750,966
Hotel property revenues	379,309	1,280,338	1,507,649	4,009,041
Total revenues	2,759,256	3,032,175	8,194,870	8,685,907

Operating expenses:
Retail and flex property operating expenses	681,609	475,295	1,895,832	1,275,863
Hotel property operating expenses	589,311	960,994	1,302,114	2,733,578
Bad debt expense	-	22,818	12,946	26,014
Total operating expenses	1,270,920	1,459,107	3,210,892	4,035,455

Net Operating Income - NOI	$1,488,336	$1,573,068	$4,983,978	$4,650,452

(1)	Excludes amortization of above and below market leases.

Same Property NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
All Properties
Same property NOI	$1,071,278	$997,432	$3,149,232	$3,002,998
NOI of acquired properties (1)	627,060	256,292	1,629,211	371,991
NOI of disposed properties (2)	(210,002)	319,344	205,535	1,275,463
Total NOI (3)	$1,488,336	$1,573,068	$4,983,978	$4,650,452

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn and Clemson Hotel
(3)	Excludes net amortization of above and below market leases.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Retail Properties
Same retail property NOI	$938,806	$874,759	$2,742,779	$2,631,551
NOI of acquired retail properties (1)	362,004	197,312	788,866	313,011
Total retail property NOI (2)	$1,300,810	$1,072,071	$3,531,645	$2,944,562

(1)	Lancer Center and Salisbury Marketplace
(2)	Excludes net amortization of above and below market leases.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Flex Properties
Same flex property NOI	$132,472	$122,673	$406,453	$371,447
NOI of acquired flex properties (1)	265,056	58,980	840,345	58,980
Total flex property NOI (2)	$397,528	$181,653	$1,246,798	$430,427

(1)	Greenbrier Business Center and Parkway
(2)	Excludes net amortization of above and below market leases.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Hotel Properties
NOI of disposed hotel properties (1)	$(210,002)	$319,344	$205,535	$1,275,463
Total hotel property NOI	$(210,002)	$319,344	$205,535	$1,275,463

(1)	Greensboro Hampton Inn and Clemson Hotel

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Same Property Retail & Flex NOI Reconciliation
Same property retail and flex NOI	$1,071,278	$997,432	$3,149,232	$3,002,998
NOI of newly acquired retail and flex properties (1)	627,060	256,292	1,629,211	371,991
NOI of disposed hotel properties (2)	(210,002)	319,344	205,535	1,275,463
Total NOI (3)	$1,488,336	$1,573,068	$4,983,978	$4,650,452

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn and Clemson Hotel
(3)	Excludes net amortization of above and below market leases.

EBITDA Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
EBITDA
Net Loss	$(1,744,134)	$(875,466)	$(3,732,456)	$(3,824,032)
Plus: Preferred dividends, including amortization of capitalized issuance costs	156,311	151,637	465,338	451,616
Plus: Interest expense, including amortization of capitalized loan issuance costs	832,944	799,133	2,239,497	4,157,582
Plus: Depreciation expense	907,221	661,669	2,471,365	1,665,203
Plus: Amortization of intangible assets	324,292	275,935	1,037,800	696,011
Less: Net amortization of above and below market leases	(81,817)	(5,968)	(146,068)	(2,350)
Less: Realized loss (gain) on disposal of investment properties	389,471	(124,641)	389,471	(124,641)
Plus: Loss on impairment	-	-	36,670	-
Plus: Impairment of assets held for sale	-	-	175,671	-
Plus: Loss on extinguishment of debt	219,532	-	389,207	-
EBITDA	$1,003,820	$882,299	$3,326,495	$3,019,389

Same Property Revenues

	Nine Months Ended
	September 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
All Properties
Same property revenues	$4,392,130	$4,158,480	$233,650	5.6%
Revenues of acquired properties (1)	2,441,159	520,736	1,920,423
Revenues of disposed properties (2)	1,507,649	4,009,041	(2,501,392)
Total revenues (3)	$8,340,938	$8,688,257	$(347,319)	(4.0)%

(1)	Lancer Center, Greenbrier Business Center, Parkway and Salisbury Marketplace
(2)	Greensboro Hampton Inn and Clemson Hotel
(3)	Includes net amortization of above and below market leases.

	Nine Months Ended
	September 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
Retail Properties
Same retail property revenues	$3,797,388	$3,608,465	$188,923	5.2%
Revenues of acquired retail properties (1)	1,201,701	440,744	760,957
Total retail property revenues (2)	$4,999,089	$4,049,209	$949,880	23.5%

(1)	Lancer Center and Salisbury Marketplace
(2)	Includes net amortization of above and below market leases.

	Nine Months Ended
	September 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
Flex Properties
Same flex property revenues	$594,742	$550,015	$44,727	8.1%
Revenues of acquired flex properties (1)	1,239,458	79,992	1,159,466
Total flex property revenues (2)	$1,834,200	$630,007	$1,204,193	191.1%

(1)	Greenbrier Business Center and Parkway
(2)	Includes net amortization of above and below market leases.

	Nine Months Ended
	September 30,
	2022	2021
	(unaudited)	(unaudited)	Change ($)	Change (%)
Hotel Properties
Revenues of disposed hotel properties (1)	$1,507,649	$4,009,041	$(2,501,392)	$(62.4)%
Total hotel property revenues	$1,507,649	$4,009,041	$(2,501,392)	(62.4)%

(1)	Greensboro Hampton Inn and Clemson Hotel

Same Property Statistics – Retail and Flex Properties

Total Retail and Flex Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of September 30,		As of September 30,		As of September 30,
	2022	2021	2022	2021	2022	2021
Retail	5	4	633,013	553,281	97.4%	94.6%
Flex	3	2	218,269	154,160	93.9%	90.6%
Total	8	6	851,282	707,441	96.5%	93.8%

Retail and Flex - Same Properties

	Number of Properties		Total Square Feet		Percent Leased
	As of September 30,		As of September 30,		As of September 30,
	2022	2021	2022	2021	2022	2021
Retail	4	4	553,281	553,281	98.3%	94.6%
Flex	2	2	154,160	154,160	100.0%	90.6%
Total	6	6	707,441	707,441	96.8%	93.8%

Weighted Average Lease Term

Retail Properties
Ashley Plaza	5.83
Franklin Square	4.73
Hanover Square, LLC	3.74
Lancer Center	3.83
Salisbury Marketplace	5.74
Retail Property Average	4.77

Flex Properties
Brookfield	3.27
Greenbrier Business Center	1.95
Parkway	1.43
Flex Property Average	2.19

Retail and Flex Property Average	4.11

Weighted Average Debt Data

Weighted Average Mortgage Maturity (Years)	6.33

Weighted Average Mortgage Payable Interest Rate	4.04%